UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2015

LANDEC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-27446	94-3025618
(Commission file number)	(IRS Employer Identification No.)

3603 Haven Avenue, Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)

(650) 306-1650

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth below under Item 2.03 is hereby incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Apio, Inc., a wholly-owned subsidiary of the registrant (“Apio”), and General Electric Capital Corporation (“GE Capital”) have entered into a Progress Payment Agreement dated September 28, 2015 (the “Progress Payment Agreement”) to finance the purchase and installation of capital equipment during a period continuing through April 1, 2016 (the “Installation Period”). Apio may borrow up to $14.7 million under the Progress Payment Agreement. Loans under the Progress Payment Agreement (“Progress Payment Loans”) bear interest at a variable rate of 1-month LIBOR plus 1.75% (currently 1.94%). While Progress Payment Loans are outstanding, Apio is obligated to make monthly interest payments but is not obligated or permitted to repay principal. Following the Installation Period, Apio will refinance the outstanding Progress Payment Loans through a term loan pursuant to the Credit Agreement dated April 23, 2012 between Apio and GE Capital and the commitment letter dated May 15, 2015 between Apio and GE Capital. The first Progress Payment Loan of $1.3 million was drawn on September 28, 2015.

Progress Payment Loans will be secured by the purchased equipment and Apio’s rights under the agreements for the purchase and installation of that equipment. At the time the Progress Payment Agreement was entered into, Apio and GE Capital also entered into an Amendment to Master Security Agreement Dated as of April 23, 2012 and Progress Payment Agreement dated as of September 28, 2015 (the “Amendment”).

The foregoing descriptions of the Progress Payment Agreement and the Amendment are only summaries and are qualified in their entirety by reference to the Progress Payment Agreement and the Amendment, which are filed as Exhibits 10.1 and 10.2 hereto, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished as part of this report:

Exhibit No.	Description

10.1	Progress Payment Agreement dated September 28, 2015 between Apio, Inc. and General Electric Capital Corporation.

10.2	Amendment to Master Security Agreement Dated as of April 23, 2012 and Progress Payment Agreement dated as of September 28, 2015 between Apio, Inc. and General Electric Capital Corporation.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2015

LANDEC CORPORATION

By:	/s/ Gregory S. Skinner
Gregory S. Skinner
Vice President of Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Progress Payment Agreement dated September 28, 2015 between Apio, Inc. and General Electric Capital Corporation.

10.2	Amendment to Master Security Agreement Dated as of April 23, 2012 and Progress Payment Agreement dated as of September 28, 2015 between Apio, Inc. and General Electric Capital Corporation.